Series Number:  1
For period ending 11/30/11

48)	Investor, A, B, C & R
First $1 billion 1.500%
Next $1 billion 1.200%
Over $2 billion 1.100%

Institutional
First $1 billion 1.300%
Next $1 billion 1.000%
Over $2 billion 0.900%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                19,327
                                Institutional Class            1,926
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 1,709
                                B Class                                                                                 0
        C Class                                                 0
                                R Class                                                                                 17

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1522
                               Institutional Class                                                      $0.1971
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0962
        B Class                                            $0.0000
        C Class                                            $0.0000
        R Class                                                      $0.0401

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           120,134
                              Institutional Class     11,506

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   17,431
                                    C Class                                                             279
R Class                              323

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $9.90
                                Institutional Class  $9.89

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $9.92
                                    C Class                                                            $9.77
R Class                            $9.97

Series Number:  2
For period ending 11/30/11

48)	Investor, A, C & R
First $500 million 1.750%
Next $500 million 1.400%
Over $1 billion 1.200%

Institutional
First $500 million 1.550%
Next $500 million 1.200%
Over $1 billion 1.000%

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           71,682
                              Institutional Class     10,394

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   353
                                    C Class                                                              10
R Class                              3

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $9.22
                                Institutional Class  $9.34

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $9.00
                                    C Class                                                            $9.08
R Class                            $9.15

Series Number:  3
For period ending 11/30/11

48)	Investor, A, B, C & R
First $250 million 1.850%
Next $250 million 1.750%
Next $500 million 1.50%
Over $1 billion 1.25%

Institutional
First $250 million 1.650%
Next $250 million 1.550%
Next $500 million 1.30%
Over $1 billion 1.05%

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           58,956
                              Institutional Class     3,929

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   2,142
                                    C Class                                                              569
R Class                              86

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $7.38
                                Institutional Class  $7.56

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $7.16
                                    C Class                                                            $6.84
R Class                            $7.30

Series Number:  4
For period ending 11/30/11

48)	Investor, A, B, C & R
First $1 billion 1.300%
Next $1 billion 1.150%
Over $2 billion 1.050%

Institutional
First $1 billion 1.100%
Next $1 billion 0.950%
Over $2 billion 0.850%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     1,819
                                Institutional Class                300
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 83
        B Class                                                 0
        C Class                                                 0
                                R Class                                                                                 0

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0458
                               Institutional Class                                                      $0.0644
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0226
        B Class                                            $0.0000
        C Class                                            $0.0000
        R Class                                                      $0.0000

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           37,883
                              Institutional Class     4,183

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   3,206
                                    C Class                                                              452
R Class                              76

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $8.52
                                Institutional Class  $8.60

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $8.39
                                    C Class                                                            $7.87
R Class                            $8.39

Series Number:  7
For period ending 11/30/11

48)	Investor, A, C & R
First $250 million 2.000%
Next $250 million 1.800%
Next $500 million 1.600%
Over $1 billion 1.400%

Institutional
First $250 million 1.800%
Next $250 million 1.600%
Next $500 million 1.400%
Over $1 billion 1.200%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     420
                                Institutional Class                0
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 0
                                C Class                                                                                 0
                                R Class                                                                                 0

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0258
                               Institutional Class                                                      $0.0395
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0086
        C Class                                            $0.0000
        R Class                                                      $0.0000

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           14,995
                              Institutional Class     6

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   861
                                    C Class                                                              17
R Class                              10

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $5.98
                                Institutional Class  $6.03

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $5.98
                                    C Class                                                            $5.95
R Class                            $5.98
Series Number:  9
For period ending 11/30/2011

48)	Investor, A, B, C & R
First $1 billion 1.300%
Next $1 billion 1.200%
Over $2 billion 1.100%

Institutional
First $1 billion 1.100%
Next $1 billion 1.00%
Over $2 billion 0.900%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                141
        Institutional                                           27

              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 203
                                B Class                                                                                 5
                                C Class                                                                                 7
                                R Class                                                                                 3

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1217
         Institutional Class                                                      $0.1374
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1020
        B Class                                                      $0.0431
        C Class                                                      $0.0431
        R Class                                                      $0.0824

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class            1,372
        Institutional Class     36

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   2,035
C Class                              166
                                    R Class                                                              34

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $6.84
Institutional                             $6.84

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $6.87
                                    C Class                                                            $6.84
R Class                            $6.84